UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2013

Dell Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas 78682

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Information.

On February 5, 2013, Dell Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Denali Holding Inc., a Delaware corporation (“Parent”), Denali Intermediate Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Intermediate”), and Denali Acquiror Inc., a Delaware corporation and wholly owned subsidiary of Intermediate (“Merger Sub” and, together with Parent and Intermediate, the “Parent Parties”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Intermediate. Parent is owned by Michael Dell, Chairman and Chief Executive Officer of the Company and investment funds affiliated with Silver Lake Partners. The material terms of the Merger Agreement, including the conditions to the proposed Merger, will be described in a subsequent filing on Form 8-K.

A copy of the press release issued by the Company announcing the proposed Merger is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01.

In addition, on February 5, 2013 the Company engaged in various communications with employees, investors and other persons concerning the proposed Merger. Copies of those communications are filed as exhibits to this report.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company of Mr. Dell and Silver Lake Partners and their respective affiliates. In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the Company’s stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc. One Dell Way, Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended February 3, 2012 and in its definitive proxy statement filed with the SEC on Schedule 14A on May 24, 2012.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits filed herewith that relate to future results and events are forward-looking statements based on the Company’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. Risks, uncertainties and other factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters and securities purchase agreements delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, employees, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments will cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2012, which was filed with the SEC on March 13, 2012, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10-Q and 8-K filed with the SEC by the Company.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release issued by Dell Inc., dated February 5, 2013
99.2	Key Messages, dated February 5, 2013
99.3	E-mail from Michael Dell to employees, transmitted on February 5, 2013
99.4	E-mail from Brian Gladden and Steve Price, transmitted on February 5, 2013
99.5	VPD Call Transcript, dated February 5, 2013
99.6	Executive Leadership Team Call Script, dated February 5, 2013
99.7	Team Member Frequently Asked Questions, dated February 5, 2013
99.8	E-mail to Channel partner, transmitted on February 5, 2013
99.9	EMEA Works Counsel E-mail, transmitted on February 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date: February 5, 2013	By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Vice President and Assistant Secretary (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Dell Inc., dated February 5, 2013
99.2	Key Messages, dated February 5, 2013
99.3	E-mail from Michael Dell to employees, transmitted on February 5, 2013
99.4	E-mail from Brian Gladden and Steve Price, transmitted on February 5, 2013
99.5	VPD Call Transcript, dated February 5, 2013
99.6	Executive Leadership Team Call Script, dated February 5, 2013
99.7	Team Member Frequently Asked Questions, dated February 5, 2013
99.8	E-mail to Channel partner, transmitted on February 5, 2013
99.9	EMEA Works Counsel E-mail, transmitted on February 5, 2013